OPPENHEIMER FUNDS
                  DEFERRED COMPENSATION AGREEMENT

      AGREEMENT, made on this __ day of _______________, by and between the registered management investment companies listed on Schedule A attached hereto and made a part hereof, each of which has its principal offices at 6803 South Tucson Way, Englewood, CO 80112 (each a "Fund" and collectively, the "Funds") and ______________________ (the "Director") residing at

---------------------------.

      WHEREAS, (i) the Director is currently serving as a Director of the Funds and is receiving compensation for his or her services as such, or (ii) the Funds and the Director have entered into an agreement pursuant to which the Director will serve as a director of the Funds; and

      WHEREAS, the Funds and the Director desire to enter into an agreement whereby the Funds will provide to the Director a vehicle under which the Director can defer receipt of all or a portion the fees payable by the Funds.

      NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth in this Agreement, the Funds and the Director hereby agree as follows:

1.    DEFINITION OF TERMS AND CONSTRUCTION

      1.1 Definitions. Unless a different meaning is plainly implied by the context, the following terms as used in this Agreement shall have the following meanings:

           (a) "Beneficiary" shall mean such person or persons designated pursuant to Section 4.3 hereof to receive benefits after the death of the Director.

           (b) "Board of Directors" shall mean the Board of Directors of the Funds.

           (c) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

           (d) "Compensation" shall mean the amount of directors' fees paid by the Funds to the Director during a Deferral Year prior to reduction for Compensation Deferrals made under this Agreement.

           (e) "Compensation Deferral" shall mean the amount or amounts of the Director's Compensation deferred under the provisions of Section 3 of this Agreement.

           (f) "Deferral Account" shall mean the account maintained to reflect the Director's Compensation Deferrals made pursuant to Section 3 hereof and any other credits or debits thereto.

           (g) "Deferral Year" shall mean each calendar year during which the Director makes, or is entitled to make, Compensation Deferrals under Section 3, hereof.

           (i) "Valuation Date" shall mean the last business day of each calendar year and any other day upon which a Fund makes a valuation of the Deferral Account.

      1.2 Plurals and Gender. Where appearing in this Agreement the singular shall include the plural and the masculine shall include the feminine, and vice versa, unless the context clearly indicates a different meaning.

      1.3 Directors and Trustees. Where appearing in this Agreement, "Director" shall also refer the "Trustee" and "General Partner" and "Board of Directors" shall also refer to "Board of Trustees" and "General Partners".

      1.4 Headings. The headings and sub,,headings in this Agreement are inserted for the convenience of reference only and are to be ignored in any construction of the provisions hereof.

2.     PERIOD DURING WHICH COMPENSATION DEFERRALS ARE PERMITTED

      2.1 Commencement of Compensation Deferrals. The Director may elect, on a form provided by, and submitted to, the President or Secretary of the Funds, to commence Compensation Deferrals under Section 3 hereof for the period beginning on the later of (i) the date this Agreement is executed or (ii) the date such form is submitted to the President or Secretary of the Funds.

      2.2 Termination of Deferrals. The Director shall not be eligible to make Compensation Deferrals with respect to a Fund or Funds after the earliest of the following dates:

           (a) The date on which he ceases to serve as a Director of that Fund or Funds; or

           (b) The effective date of the termination of this Agreement.

3.    COMPENSATION DEFERRALS

      3.1  Compensation Deferral Elections.

           (a) On or prior to the first day of any Deferral Year, the Director may elect, on the form described in
                Section 2.1 hereof, to defer the receipt of all or a portion of his Compensation for such Deferral Year. Such writing shall set forth the amount of such Compensation Deferral (in whole percentage amounts). Such election shall continue in effect for all subsequent Deferral Years unless it is canceled or modified as provided below.

           (b) Compensation Deferrals shall be withheld from each payment of Compensation by the Funds to the Director based upon the percentage Amount elected by the Director under Section 3.1(a) hereof.

           (c) The Director may cancel or modify the amount of his Compensation Deferrals on a prospective basis by submitting to the President or Secretary of the Fund a revised Compensation Deferral election form. Such change will be effective as of the first day of the Deferral Year following the date such revision is submitted to the President or Secretary of the Fund.

      3.2  Valuation of Deferral Account.

           (a) The Funds shall establish a bookkeeping Deferral Account to which will be credited an amount equal to the Director's Compensation Deferrals under this Agreement. Compensation Deferrals shall be allocated to the Deferral Account on the first business day following the date such Compensation Deferrals are withheld from the Director's
                Compensation. As of the date of this Agreement, the Deferral Account also shall be credited with the amount credited to the Director under each other outstanding elective deferred compensation agreement entered into by and between the Fund and the Director which is superseded by the Agreement pursuant to Section 6.11 hereof. The Deferral
                Account shall be debited to reflect any distributions from such Account. Such debits shall be allocated to the Deferral Account as of the date such distributions are made.

           (b) As of each Valuation Date, income, gain and loss equivalents (determined as if the Deferral Account is invested in the manner set forth under Section 3.3, below) attributable to the period following the next preceding Valuation Date shall be credited to and/or deducted from the Director's Deferral Account.

3.3   Investment of Deferral Account Balance.

           (a) (1) The Director may select, from various options made available by the Funds, the investment media in which all or part of his Deferral Account shall be deemed to be invested.

                (2) The Director shall make an investment designation on a form provided by the President or Secretary of the Fund which shall remain effective until another valid direction has been made by the Director as herein provided. The Director may amend his investment designation as of the end of each calendar quarter by giving written direction to the President or Secretary of the Fund at least [30] days prior to the end of such calendar quarter. A timely change to a Director's investment designation shall become effective on the first day of the calendar quarter following receipt by the President of the Fund.

                (3) The investment media deemed to be made available to the Director, and any limitation on the maximum or minimum percentages of the Director's Deferral Account that may be invested any particular medium, shall be the same as from time,,to,,time communicated to the Director by the President or Secretary of the Fund.

           (b) Except as provided below, the Director's Deferral Account shall be deemed to be invested in accordance with his investment designations, provided such designations conform to the provisions of the Section. If -

                (1) the Director does not furnish the President of the Fund with written investment instructions, (2) the written investment instructions from the Director are unclear, or

                (3) less than all of the Director's Deferral Account is covered by such written investment instructions,

                then the Director's Deferral Account shall be deemed to be invested in the

                _________________________________ Fund made available for deemed investment hereunder until such time as the Director shall provide the President of the Fund with complete investment instructions. Notwithstanding the above, the Board of Directors, in its sole discretion, may disregard the Director's election and determine that all Compensation Deferrals shall be deemed to be invested in the ________________________________ Fund.

                The Fund shall provide an annual statement to the Director showing such information as is appropriate, including the aggregate amount in the Deferral Account, as of a reasonably current date.

4.    DISTRIBUTIONS FROM DEFERRAL ACCOUNT.

      4.1 In General. Distributions from the Director's Deferral Account shall be paid in cash, in generally equal annual installments over a period of five (5) years beginning on the earlier to occur of (a) the Director attaining the age of 72 years; or (b) the date the Director actually retires or becomes disabled, except that the Board of Directors, in its sole discretion, may accelerate or extend the distribution of such Deferral Account. Notwithstanding the foregoing, in the event of the liquidation, dissolution or winding up of any Fund or the distribution of all or substantially all of any Fund's assets and property relating to one or more series of its shares to the shareholders of such series (for this purpose a sale, conveyance or transfer of the Fund's assets to a trust, partnership, association or corporation in exchange for cash, shares or other securities with the transfer being made subject to, or with the assumption by the transferee of, the liabilities of the Fund shall not be deemed a termination of the Fund or such a distribution), all unpaid amounts in the Deferral Account as of the effective date thereof shall be paid in a lump sum on such effective date.

      4.2  Death  Prior  to  Complete  Distribution  of  Deferral
Account.  Upon the death of the

           Director prior to the commencement of the distribution of the amounts credited to his Deferral Account, the balance of such Account shall be distributed to his Beneficiary in a lump sum as soon as practicable after the Director's death. In the event of the death of the Director after the commencement of such distribution, but prior to the complete distribution of his Deferral Account, the balance of the amounts credited to his Deferral Account shall be distributed to his Beneficiary over the remaining period during which such amounts were distributable to the Director under Section 4.1 hereof. Notwithstanding the above, the Board of Directors, in its sole discretion, may accelerate or extend the distribution of the Deferral Account.

4.3 Designation of Beneficiary. For purposes of Section 4.2 hereof, the Director's Beneficiary shall be the person or persons so designated by the Director in a written instrument submitted to the President or Secretary of the Fund. In the event the Director fails to properly designate a Beneficiary, his Beneficiary shall be the person or persons in the first of the following classes of successive preference Beneficiaries surviving at the death of the Director: the Director's (1) surviving spouse or (2) estate.

4.4 Payments Due Missing Persons. The Funds shall make a reasonable effort to locate all persons entitled to benefits under this Agreement. However, notwithstanding any provisions of this Agreement to the contrary, if, after a period of five (5) years from the date such benefit shall be due, any such persons entitled to benefits have not been located, their rights under this Agreement shall stand suspended. Before this provision becomes operative, the Fund shall send a certified letter to all such persons to their last known address advising them that their benefits under this Agreement shall be suspended. Any such suspended amounts shall be held by the Fund for a period of three (3) additional years (or a total of eight (8) years from the time the benefits first become payable) and thereafter, if unclaimed, such amounts shall be forfeited.

5.    AMENDMENTS AND TERMINATION

      5.1  Amendments

           (a) The Funds and the Director may, by a written instrument signed by both such parties, amend this Agreement at any time and in any manner provided that no such amendment may accelerate the distribution from the Director's Deferral Account of amounts previously deferred.

           (b) The Funds reserve the right to amend, in whole or in part, and in any manner, any or all of the provisions of this Agreement by action of their respective Boards of Directors for the purposes of complying with any provision of the Code or any other technical or legal requirements, provided that:

                (1) No such amendment shall make it possible for any part of the Director's Deferral Account to be used for, or diverted to, purposes other than for the exclusive benefit of the Director or his Beneficiaries, except to the extent otherwise provided in this Agreement; and

                (2) No such amendment may reduce the amount of the Director's Deferral Account as of the effective date of such amendment.

5.2 Termination. The Director and the Funds may, by written instrument signed by all such parties, terminate this Agreement at any time. The rights of the Director to his Deferral Account shall become payable as of the Valuation Date next following the effective date of the termination of this Agreement.

6.    MISCELLANEOUS

      6.1  Rights of Creditors.

           (a) This Agreement is unfunded and is not creating a Trust. Neither the Director not any other persons shall have any interest in any specific asset or assets of any Fund by reason of any Deferral Account hereunder, nor any rights to receive distribution of his Deferral Account except, and as to the extent, expressly provided hereunder. The Funds shall not be required to purchase, hold or dispose of any investments pursuant to this Agreement; however, if in order to cover its obligation hereunder a Fund elects to purchase any investments the same shall continue for all purposes to be a part of the general assets and property that Fund, subject to the claims of its general creditors and no person other than that Fund shall be virtue of the provisions of this Agreement have any interest in such assets other than an interest as a general creditor.

           (b) The rights of the Director and the Beneficiaries to the amounts held in the

                Deferral Account are unsecured and shall be subject to the claims of creditors of the Funds. With respect to the payment of amounts held under the Deferral Account, the Director and his Beneficiaries have the status of unsecured creditors of the Funds. This Agreement is executed on behalf of the Funds by an officer of the Fund as such and not individually. Any obligation of the Fund hereunder shall be an unsecured obligation of the Fund and not of any other person.

      6.2 Agents. The Funds may employ agents and provide for such clerical, legal, actuarial, accounting, advisory or other services as they deem necessary to perform their duties under this Agreement. The Funds shall bear the cost of such services and all other expenses incurred in connection with the administration of this Agreement.

      6.3 Liability and Indemnification. Except for its own gross negligence, willful misconduct or willful breach of the terms of this Agreement, the Funds shall be indemnified and held harmless by the Director against liability or losses occurring be reason of any act or omission of the Funds or any other person.

      6.4 Incapacity. If the Funds shall receive evidence satisfactory to them that the Director or any Beneficiary entitled to receive any benefit under the Agreement is, at the time when such benefit becomes payable, a minor, or is physically or mentally incompetent to receive such benefit and to give a valid release therefor, and that another person or an institution is then maintaining or has custody of the Director or Beneficiary and that no guardian, committee or other representative of the estate of the Director or Beneficiary shall have been duly appointed, the Funds may make payment of such benefit otherwise payable to the Director or Beneficiary to such other person or institution, including a custodian under a Uniform Gifts to Minors Act, or corresponding legislation (who shall be an adult, a guardian of the minor or a trust company), and the release of such other person or institution shall be a valid and complete discharge for the payment of such benefit.

6.5 Cooperation of Parties. All parties to this Agreement and any person claiming any interest hereunder agree to perform any and all acts and execute any and all documents and papers which are necessary or desirable for carrying out this Agreement or any of its provisions.

      6.6 Governing Law. This Agreement is made and entered into in the State of New York and all matters concerning its validity, construction and administration shall be governed by the laws of the State of New York.

      6.7 No guarantee of Directorship. Nothing contained in this Agreement shall be construed as a contract or guarantee of the right of the Director to be, or remain as, a director of any Fund or to receive any, or any particular rate of, Compensation from any Fund.

      6.8 Counsel. The Funds may consult with legal counsel with respect to the meaning or construction of the Agreement, their respective obligations or duties hereunder or with respect to any action or proceeding or any question of law, and they shall be fully protected with respect to any action taken or omitted by it in good faith pursuant to the advice of legal counsel.

6.9 Spendthrift Provision. The Director's and Beneficiaries' interests in the Deferral Account may not be anticipated, sold, encumbered, pledged, mortgaged, charged, transferred, alienated, assigned nor become subject to execution, garnishment or attachment and any attempt to do so by any person shall render the Deferral Amount immediately forfeitable.

6.10 Notices. For purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or mailed by United States registered or certified mail, return receipt requested, postage prepaid, or by nationally recognized overnight delivery service providing for a signed return receipt, addressed to the Director at the home address set forth in the Funds' records and to the Funds at the address set forth on the first page of this Agreement, provided that all notices to the Fund shall be directed to the attention of the President or Secretary of the Fund or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

      6.11 Entire Agreement. This Agreement contains the entire understanding between the Funds and the Director with respect to the payment of non,,qualified elective deferred compensation by the Funds to the Director. Effective as of the date hereof, this Agreement replaces, and supersedes, all other non,,qualified elective deferred compensation agreements by and between the Director and the Funds.

      6.12 Interpretation of Agreement. Interpretations of, and determinations related to, this Agreement made by the Funds in good faith, including any determinations of the amounts of the Deferral Account, shall be conclusive and binding upon all parties; and the Fund shall not incur any liability to the Director for any such interpretation or determination so made or for any other action taken by it in connection with this Agreement in good faith.

      6.13 Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, the Funds and their respective successors and assigns and to the Director and his or her heirs, executors, administrators and personal representatives.

      6.14 Severability. In the event any one or more provisions of this Agreement are held to be invalid or unenforceable, such illegality or unenforceability shall not affect the validity or enforceability of the other provisions hereof and such other provisions shall remain in full force and effect unaffected by such invalidity or unenforceability.

      6.15 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

      6.16 Disclaimer of Shareholder and Director Liability. The Director understands and agrees that the obligation of the Funds under this Agreement are not binding upon any Director, Trustee, General Partner or Shareholder of the Fund personally, but bind only the Fund and the Fund's property. If any of the Funds is a Massachusetts business trust, the Director represents that he or she has notice of the provisions of such Fund's or Funds' Declaration of Trust disclaiming shareholder liability for acts or obligations of the Trust.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

Denver-based Oppenheimer Funds
Centennial America Fund, L.P.
Centennial California Tax Exempt Trust
Centennial Government Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust

Government Securities Portfolio (Panorama Series Fund, Inc.) Growth Portfolio (Panorama Series Fund, Inc.)
International Equity Portfolio (Panorama Series Fund, Inc.) LifeSpan Balanced Portfolio (Panorama Series Fund, Inc.) LifeSpan Capital Appreciation Portfolio (Panorama Series Fund,

Inc.)

LifeSpan Diversified Income Portfolio (Panorama Series Fund, Inc.) Oppenheimer Bond Fund (Oppenheimer Integrity Funds)
Oppenheimer Bond Fund (Oppenheimer Variable Account Funds)
Oppenheimer Capital Appreciation Fund (Oppenheimer Variable

Account Funds)
Oppenheimer Cash Reserves
Oppenheimer Champion Income Fund
Oppenheimer Equity Income Fund

Oppenheimer Global Securities Fund (Oppenheimer Variable Account
Funds)
Oppenheimer Growth Fund (Oppenheimer Variable Account Funds)
Oppenheimer Growth & Income Fund (Oppenheimer Variable Account

Funds)

Oppenheimer High Income Fund (Oppenheimer Variable Account Funds)
Oppenheimer High Yield Fund
Oppenheimer Insured Municipal Fund (Oppenheimer Municipal Fund)
Oppenheimer Intermediate Municipal Fund (Oppenheimer Municipal

Fund)

Oppenheimer International Bond Fund
Oppenheimer Limited-Term Government Fund

Oppenheimer Main Street California Municipal Fund (Oppenheimer
Main Street Funds, Inc.)
Oppenheimer Main Street Income & Growth Fund (Oppenheimer Main

Street Fund, Inc.)

Oppenheimer Money Fund (Oppenheimer Variable Account Funds)
Oppenheimer Multiple Strategies Fund (Oppenheimer Variable

Account Funds)
Oppenheimer Real Asset Fund

Oppenheimer Small Cap Growth Fund (Oppenheimer Variable Account
Funds)
Oppenheimer Strategic Bond Fund (Oppenheimer Variable Account

Funds)

Oppenheimer Strategic Income Fund
Oppenheimer Total Return Fund, Inc.
The New York Tax-Exempt Income Fund, Inc.

Total Return Portfolio (Panorama Series Fund, Inc.)

By: ______________________________________

--------------------------------------
      Andrew J. Donohue, Secretary    Director

----------------------------------------------------------------
      Witness                         Witness

    --------------------------------
--------------------------------
      (Print Name)                    (Print Name)

DCOMPDV-All.DOC

                         OPPENHEIMER FUNDS
                   DEFERRED COMPENSATION AGREEMENT

                    BENEFICIARY DESIGNATION FORM

TO:        President  or  Secretary  of the  management  investment
companies listed on Schedule        A attached hereto



                                    [Name of Director]

DATE:      ___________________________

      With respect to the Deferred Compensation Agreement (the "Agreement") dated as of ____________________ by and between the undersigned and the management investment companies listed on Schedule A attached hereto I hereby make the following beneficiary designations:

I.  Primary Beneficiary

      I hereby appoint the following as my Primary Beneficiary(ies) to receive at my death the amounts held in my Deferral Account under the Agreement. In the event I am survived by more than one Primary Beneficiary, such Primary Beneficiaries shall share equally in such amounts unless I indicate otherwise on an attachment to this form:



Name                           Relationship



Address



City                           State                Zip

II.  Secondary Beneficiary

      In the event I am not survived by any Primary Beneficiary, I hereby appoint the following as Secondary Beneficiary(ies) to receive death benefits under the Agreement. In the event I am survived by more than one Secondary Beneficiary, such Secondary Beneficiaries shall share equally unless I indicate otherwise on an attachment to this form:



Name                           Relationship



Address




City                           State                Zip

      I understand that I may revoke or amend the above designations at any time. I further understand that if I am not survived by any Primary or Secondary Beneficiary, my Beneficiary shall be as set forth under the Agreement.

WITNESS:                            DIRECTOR:

WITNESS:                            RECEIVED BY:

                                    Date:  _______________

SCHEDULE A

Denver-based Oppenheimer Funds

Centennial America Fund, L.P.
Centennial California Tax Exempt Trust
Centennial Government Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust

Government Securities Portfolio (Panorama Series Fund, Inc.) Growth Portfolio (Panorama Series Fund, Inc.)
International Equity Portfolio (Panorama Series Fund, Inc.) LifeSpan Balanced Portfolio (Panorama Series Fund, Inc.) LifeSpan Capital Appreciation Portfolio (Panorama Series Fund,

Inc.)

LifeSpan Diversified Income Portfolio (Panorama Series Fund, Inc.) Oppenheimer Bond Fund (Oppenheimer Integrity Funds)
Oppenheimer Bond Fund (Oppenheimer Variable Account Funds)
Oppenheimer Capital Appreciation Fund (Oppenheimer Variable

Account Funds)
Oppenheimer Cash Reserves
Oppenheimer Champion Income Fund
Oppenheimer Equity Income Fund

Oppenheimer Global Securities Fund (Oppenheimer Variable Account
Funds)
Oppenheimer Growth Fund (Oppenheimer Variable Account Funds)
Oppenheimer Growth & Income Fund (Oppenheimer Variable Account

Funds)

Oppenheimer High Income Fund (Oppenheimer Variable Account Funds)
Oppenheimer High Yield Fund
Oppenheimer Insured Municipal Fund (Oppenheimer Municipal Fund)
Oppenheimer Intermediate Municipal Fund (Oppenheimer Municipal

Fund)

Oppenheimer International Bond Fund
Oppenheimer Limited-Term Government Fund

Oppenheimer Main Street California Municipal Fund (Oppenheimer Main Street Funds, Inc.)
Oppenheimer Main Street Income & Growth Fund (Oppenheimer Main

Street Fund, Inc.)

Oppenheimer Money Fund (Oppenheimer Variable Account Funds)
Oppenheimer Multiple Strategies Fund (Oppenheimer Variable

Account Funds)
Oppenheimer Real Asset Fund

Oppenheimer Small Cap Growth Fund (Oppenheimer Variable Account
Funds)
Oppenheimer Strategic Bond Fund (Oppenheimer Variable Account

Funds)

Oppenheimer Strategic Income Fund
Oppenheimer Total Return Fund, Inc.
The New York Tax-Exempt Income Fund, Inc.

Total Return Portfolio (Panorama Series Fund, Inc.)

                         OPPENHEIMER FUNDS

                          OPPENHEIMER FUNDS
                   DEFERRED COMPENSATION AGREEMENT

                       DEFERRAL ELECTION FORM

TO:        President  or  Secretary  of the  registered  management
investment companies listed on            Schedule    A    attached
hereto (collectively, the "Funds")

FROM:

[Name of Director]

DATE:      ___________________________

      With respect to the Deferred Compensation Agreement (the "Agreement") dated as of ____________________ by and between the undersigned and the Funds, I hereby make the following election:

      Deferral of Compensation

      Starting  with  ____________________________________  and  for  each  year thereafter (unless subsequently amended by way of a new election form), I hereby elect that _____________________ percent (_____ %) of my Compensation from the Funds (as defined under the Agreement) be reduced and that the Funds establish a bookkeeping account credited with amounts equal to the amount so reduced (the "Deferral Account"). The Deferral Account shall be further credited with income equivalents as provided under the Agreement.

      I understand that the amounts held in the Deferral Account shall remain the general assets of the Funds and that, with respect to the payment of such amounts, I am merely a general creditor of the Funds. I may not sell, encumber, pledge, assign or otherwise alienate the amounts held under the Deferral Account.

      I hereby agree that the terms of the Agreement are incorporated herein and are made a part hereof. Dated as of the day and year first above written.

WITNESS:                            DIRECTOR:

WITNESS:                            RECEIVED BY:

             Date:  _________________

SCHEDULE A

Denver-based Oppenheimer Funds

Centennial America Fund, L.P.
Centennial California Tax Exempt Trust
Centennial Government Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust

Government Securities Portfolio (Panorama Series Fund, Inc.) Growth Portfolio (Panorama Series Fund, Inc.)
International Equity Portfolio (Panorama Series Fund, Inc.) LifeSpan Balanced Portfolio (Panorama Series Fund, Inc.) LifeSpan Capital Appreciation Portfolio (Panorama Series Fund,

Inc.)

LifeSpan Diversified Income Portfolio (Panorama Series Fund, Inc.) Oppenheimer Bond Fund (Oppenheimer Integrity Funds)
Oppenheimer Bond Fund (Oppenheimer Variable Account Funds)
Oppenheimer Capital Appreciation Fund (Oppenheimer Variable

Account Funds)
Oppenheimer Cash Reserves
Oppenheimer Champion Income Fund
Oppenheimer Equity Income Fund

Oppenheimer Global Securities Fund (Oppenheimer Variable Account
Funds)
Oppenheimer Growth Fund (Oppenheimer Variable Account Funds)
Oppenheimer Growth & Income Fund (Oppenheimer Variable Account

Funds)

Oppenheimer High Income Fund (Oppenheimer Variable Account Funds)
Oppenheimer High Yield Fund
Oppenheimer Insured Municipal Fund (Oppenheimer Municipal Fund)
Oppenheimer Intermediate Municipal Fund (Oppenheimer Municipal

Fund)

Oppenheimer International Bond Fund
Oppenheimer Limited-Term Government Fund

Oppenheimer Main Street California Municipal Fund (Oppenheimer Main Street Funds, Inc.)
Oppenheimer Main Street Income & Growth Fund (Oppenheimer Main

Street Fund, Inc.)

Oppenheimer Money Fund (Oppenheimer Variable Account Funds)
Oppenheimer Multiple Strategies Fund (Oppenheimer Variable

Account Funds)
Oppenheimer Real Asset Fund

Oppenheimer Small Cap Growth Fund (Oppenheimer Variable Account
Funds)
Oppenheimer Strategic Bond Fund (Oppenheimer Variable Account

Funds)

Oppenheimer Strategic Income Fund
Oppenheimer Total Return Fund, Inc.
The New York Tax-Exempt Income Fund, Inc.

Total Return Portfolio (Panorama Series Fund, Inc.)

                   DEFERRED COMPENSATION AGREEMENT
                      INVESTMENT DIRECTION FORM

TO:        President  or  Secretary  of the  management  investment
companies listed on Schedule        A attached hereto



                                    [Name of Director]

DATE:      ___________________________

      With respect to the Deferred Compensation Agreement (the "Agreement") dated as of ____________________ by and between the undersigned and the management investment companies listed on Schedule A attached hereto I hereby elect that my Deferral Account under the Agreement be considered to be invested as follows (in multiples of [25%]):

           _______________________________  Fund _______________%

           _______________________________  Fund _______________%

           _______________________________  Fund _______________%

           _______________________________  Fund _______________%

      I acknowledge that I may amend this Investment Agreement in the manner, and at such time, as permitted under the Agreement. Furthermore, I acknowledge that, pursuant to Section 3.3(b) of the Agreement, the Funds have reserved the right to disregard the elections made above and to consider my Deferral Account to be deemed to be invested in the ____________________________ Fund.

WITNESS:                            DIRECTOR:

WITNESS:                            RECEIVED BY:

                                    Date:  _______________

SCHEDULE A

Denver-based Oppenheimer Funds

Centennial America Fund, L.P.
Centennial California Tax Exempt Trust
Centennial Government Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust

Government Securities Portfolio (Panorama Series Fund, Inc.) Growth Portfolio (Panorama Series Fund, Inc.)
International Equity Portfolio (Panorama Series Fund, Inc.) LifeSpan Balanced Portfolio (Panorama Series Fund, Inc.) LifeSpan Capital Appreciation Portfolio (Panorama Series Fund,

Inc.)

LifeSpan Diversified Income Portfolio (Panorama Series Fund, Inc.) Oppenheimer Bond Fund (Oppenheimer Integrity Funds)
Oppenheimer Bond Fund (Oppenheimer Variable Account Funds)
Oppenheimer Capital Appreciation Fund (Oppenheimer Variable

Account Funds)
Oppenheimer Cash Reserves
Oppenheimer Champion Income Fund
Oppenheimer Equity Income Fund

Oppenheimer Global Securities Fund (Oppenheimer Variable Account
Funds)
Oppenheimer Growth Fund (Oppenheimer Variable Account Funds)
Oppenheimer Growth & Income Fund (Oppenheimer Variable Account

Funds)

Oppenheimer High Income Fund (Oppenheimer Variable Account Funds)
Oppenheimer High Yield Fund
Oppenheimer Insured Municipal Fund (Oppenheimer Municipal Fund)
Oppenheimer Intermediate Municipal Fund (Oppenheimer Municipal

Fund)

Oppenheimer International Bond Fund
Oppenheimer Limited-Term Government Fund

Oppenheimer Main Street California Municipal Fund (Oppenheimer Main Street Funds, Inc.)
Oppenheimer Main Street Income & Growth Fund (Oppenheimer Main

Street Fund, Inc.)

Oppenheimer Money Fund (Oppenheimer Variable Account Funds)
Oppenheimer Multiple Strategies Fund (Oppenheimer Variable

Account Funds)
Oppenheimer Real Asset Fund

Oppenheimer Small Cap Growth Fund (Oppenheimer Variable Account
Funds)
Oppenheimer Strategic Bond Fund (Oppenheimer Variable Account

Funds)

Oppenheimer Strategic Income Fund
Oppenheimer Total Return Fund, Inc.
The New York Tax-Exempt Income Fund, Inc.

Total Return Portfolio (Panorama Series Fund, Inc.)